Net Recognized Gains on Investments (Detail) - USD ($) $ in Millions	12 Months Ended
	Jun. 30, 2015	Jun. 30, 2014	Jun. 30, 2013
Gains (Losses) on Investments [Line Items]
Other-than-temporary impairments of investments	$ (183)	$ (106)	$ (208)
Realized gains from sales of available-for-sale securities	1,176	776	489
Realized losses from sales of available-for-sale securities	(277)	(233)	(165)
Total	$ 716	$ 437	$ 116